UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Purple Innovation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2024, the Board of Directors (the “Board”) of Purple Innovation, Inc. (the “Company”) adopted, and the Company entered into, a limited-duration stockholder rights agreement (the “NOL Rights Plan”) with Pacific Stock Transfer Company (the “Rights Agent”). The Board approved the NOL Rights Plan to protect stockholder value by attempting to safeguard the Company’s ability to use its June 30, 2024 estimated $238 million of net operating losses (the “Current NOLs”) to reduce potential future federal income tax obligations from becoming substantially limited by future ownership of the Company’s common stock. If the Company experiences a 50% or more change in ownership over a three-year period, it is considered an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”), and the Company’s ability to use the Current NOLs for United States federal income tax purposes could be substantially limited.

Upon adoption of the NOL Rights Plan, the Company designated 0.3 million shares of its authorized shares of preferred stock as Series C Junior Participating Preferred Stock. Pursuant to the NOL Rights Plan, the Board authorized and declared a dividend of one right (each, a “Right” and, collectively, the “Rights”) for each outstanding share of common stock to stockholders of record at the close of business on July 26, 2024. Pursuant to the terms of the NOL Rights Plan, each Right entitles its holder to purchase one-thousandth of a share of Series C Junior Participating Preferred Stock upon a triggering event, resulting in significant dilution of the Company’s stock.

In connection with the NOL Rights Plan, on June 27, 2024, the Board adopted an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “NOL Protective Charter Amendment”) that adds an additional layer of protection to the Company’s Current NOLs. The NOL Protective Charter Amendment was approved by the Company’s stockholders at the Special Meeting.

Both the NOL Rights Plan and the NOL Protective Charter Amendment will automatically expire by their own terms, without further deed or action by any party, no later than 5:00 P.M., New York City time on June 30, 2025 (the “Expiration Date”), unless the Board shall take action to establish an earlier date.

The Board has determined that the NOL Rights Plan and the NOL Protective Charter Amendment are no longer reasonably necessary to help avoid triggering an ownership change under Section 382, given the Company’s current and expected three-year cumulative change in stock ownership. The Board has also determined that it would be advisable and in the best interests of the Company and its stockholders to accelerate the Expiration Date, considering (i) that early termination of the NOL Rights Plan and NOL Charter Amendment may alleviate an artificial suppression of share price in light of the Company’s March 13, 2025 announcement that the Board has initiated a review of strategic alternatives for the Company, and (ii) that the NOL Rights Plan and the NOL Charter Amendment could serve as an impediment to demand for the Company’s shares in relevant capital markets, as new investors may be precluded from purchasing shares in significant volumes.

As a result of the foregoing, on May 6, 2025, the Board accelerated the Expiration Date of the NOL Protective Charter Amendment to 5:00 P.M., New York City time, on May 7, 2025. At the time of the Expiration Date, the NOL Protective Charter Amendment shall be of no further effect.

Similarly, on May 6, 2025, the Board adopted, and the Company entered into, an amendment to the NOL Rights Plan with the Rights Agent (the “NOL Rights Plan Amendment”), which amended the NOL Rights Plan by accelerating the Expiration Date to 5:00 P.M., New York City time, on May 7, 2025. At the time of the Expiration Date of the NOL Rights Plan, all of the Rights expired.

The foregoing summary of the NOL Rights Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the NOL Rights Plan Amendment which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 1.01 is incorporated into this Item 3.03 by reference.

ITEM 5.03 AmendMents to articles of incorporation or bylaws; change in fiscal year.

The information set forth in Item 1.01 is incorporated into this Item 5.03 by reference.

On May 6, 2025, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating, effective as of 5:00 P.M., New York City time on May 7, 2025, all provisions of the Certificate of Designation previously filed by the Company with the Delaware Secretary of State on June 28, 2024 related to a series of preferred stock designated as Series C Junior Participating Preferred Stock established pursuant to the NOL Rights Plan.

The foregoing summary of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the Certificate of Elimination which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Certificate of Elimination of the Preferred Stock of the Company, dated May 6, 2025

4.1	First Amendment to the Stockholders Right Agreement, dated May 6, 2025, between Purple Innovation, Inc. and Pacific Stock Transfer Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2025	PURPLE INNOVATION, INC.

	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer

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